EXHIBIT 99.1

COMVERSE TECHNOLOGY REPORTS SELECTED UNAUDITED Q1 FINANCIAL RESULTS: RECORD SALES OF $373.5MM, UP 36.9% Y-O-Y; DELAY IN FILING FORM 10-Q

NEW YORK, NY,    June 12, 2006

Comverse Technology, Inc. (NASDAQ: CMVT) today announced sales of $373,528,000 for the first quarter of fiscal 2006, ended April 30, 2006, an increase of 36.9% year-over-year and 10.6% sequentially, representing the company's fourteenth consecutive quarter of sequential sales growth, and the highest quarterly sales in the company's history. The company ended the quarter with an orders backlog of $741,862,000, down 7.1% sequentially, and up 29.4% year-over-year.

Raz Alon, interim Chief Executive Officer of Comverse Technology, Inc., said, "We continue to see strong demand drivers for our products, and maintain a leadership position in our main markets. Our Comverse subsidiary is enhancing its established leadership in network-based messaging, mobile data, content and billing, and leveraging that leadership to advance its position in emerging areas such as converged messaging, IMS and FMC services, new personalization applications such as avatars, and converged billing. During the quarter, Comverse achieved several new wins in multimedia messaging and mobile instant messaging, and our Insight IP-based multimedia Open Services Environment continues to experience market success, having now been selected by more than 70 service provider customers. We also are pleased with the progress of our integration of the Kenan Billing Systems group, which Comverse acquired in December 2005. Comverse Converged Billing solutions have been selected to provide converged and postpaid billing by several new customers, and the implementation of those projects is proceeding according to our expectations. Our Verint subsidiary continues to reinforce its leadership in software-based analytics for security and business intelligence, with success in video security for customers such as Wells Fargo, and the City of Beijing in advance of the 2008 Olympics, and the expansion of its BI product portfolio with new solutions for contact center performance analytics and customer experience management. And our Ulticom subsidiary is positioning itself to address new and emerging growth opportunities through its launch of IMS-ready signaling products. We also continue to look for ways to expand our addressable market opportunity across each of our business units through new product development and strategic acquisitions, such as our recent purchase of Netcentrex, which closed after quarter-end, and has strengthened our Comverse subsidiary's presence in the emerging VoIP and IMS areas."

The company ended the quarter with cash and cash equivalents, bank time deposits and short-term investments of $2,123,771,000, accounts receivable of $369,298,000, inventories of $131,898,000, advance payments from customers of $218,181,000, and convertible debt of $419,706,000.


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DELAY IN FILING OF QUARTERLY REPORT ON FORM 10-Q AND EARNINGS RELEASE

As a result of the ongoing review by the Special Committee of the company's Board of Directors relating to the company's stock option grants, the company will today file a Form 12b-25 with the Securities and Exchange Commission (the "SEC") indicating that its Quarterly Report on Form 10-Q for the quarter ended April 30, 2006 will not be filed with the SEC by the SEC deadline of June 9, 2006. The company will not seek a 5-day filing extension because it does not believe it will file the Quarterly Report within the extension period.

The company intends to issue results for the quarterly period ended April 30, 2006 and the fiscal year ended January 31, 2006, and to file its Quarterly Report on Form 10-Q for the quarter ended April 30, 2006 and Annual Report on Form 10-K for the fiscal year ended January 31, 2006, together with any restated historical financial statements, as soon as practicable after the completion of the Special Committee's review.

NASDAQ LISTING UPDATE

The company has notified The NASDAQ Stock Market that it will not timely file its Quarterly Report on Form 10-Q for the fiscal quarter ended April 30, 2006 and, accordingly, the company expects to receive an additional Staff Determination Letter from The NASDAQ Stock Market indicating that the delay in the filing of the Form 10-Q could serve as an additional basis for the potential delisting of the company's securities from NASDAQ, under NASDAQ Marketplace Rule 4310(c)(14).

As previously disclosed, on April 20, 2006 the company announced that, due to the delay in the filing of its Annual Report on Form 10-K for the fiscal year ended January 31, 2006, it had received a Staff Determination Letter from The NASDAQ Stock Market indicating that the company's securities were subject to delisting based upon the delinquent Form 10-K, unless the company requested a hearing before the NASDAQ Listing Qualifications Panel. The company requested a hearing and presented its plan to regain compliance with NASDAQ's filing requirement at an in-person hearing before the NASDAQ Panel on May 25, 2006. The NASDAQ Panel has not yet issued a decision as a result of that hearing.

The company intends to submit to the NASDAQ Panel, within the permissible timeframe, its plan to file the Form 10-Q for the quarterly period ended April 30, 2006. It is expected that the NASDAQ Panel's hearing decision will address both the late Form 10-K and late Form 10-Q filings referenced above. However, there can be no assurance that the NASDAQ Panel will grant the company's request for continued listing on NASDAQ.

ABOUT COMVERSE TECHNOLOGY, INC.

Comverse Technology, Inc. (NASDAQ: CMVT), through its Comverse, Inc. subsidiary, is the world's leading provider of software and systems enabling network-based multimedia enhanced communication and billing services. The company's Total

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Communication portfolio includes value-added messaging, personalized data and content-based services, and real-time converged billing solutions. Over 450 communication and content service providers in more than 120 countries use Comverse products to generate revenues, strengthen customer loyalty and improve operational efficiency. Other Comverse Technology subsidiaries include: Verint Systems (NASDAQ: VRNT), a leading provider of analytic software-based solutions for communications interception, networked video security and business intelligence; and Ulticom (NASDAQ: ULCM), a leading provider of service enabling signaling software for wireline, wireless and Internet communications. Comverse Technology is an S&P 500 and NASDAQ-100 Index company.

For additional information, visit the Comverse website at www.comverse.com or the Comverse Technology website at www.cmvt.com

All product and company names mentioned herein may be registered trademarks or trademarks of Comverse or the respective referenced company(s).

Note: This release contains "forward-looking statements" under the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. There can be no assurances that forward-looking statements will be achieved, and actual results could differ materially from forecasts and estimates. Important factors that could cause actual results to differ materially include: the results of the review of the Special Committee, appointed by the Board of Directors on March 14, 2006, of matters relating to the company's stock option grants, including, but not limited to, the accuracy of the stated dates of option grants and whether all proper corporate procedures were followed; the impact of any restatement of financial statements of the company or other actions that may be taken or required as a result of such reviews; the company's inability to file reports with the Securities and Exchange Commission; risks associated with the company's inability to meet NASDAQ requirements for continued listing, including possible delisting; risks of litigation and of governmental investigations or proceedings arising out of or related to the company's stock option grants or any restatement of the financial statements of the company; risks associated with integrating the businesses and employees of the GSS division of CSG Systems, International and Netcentrex S.A.; changes in the demand for the company's products; changes in capital spending among the company's current and prospective customers; the risks associated with the sale of large, complex, high capacity systems and with new product introductions as well as the uncertainty of customer acceptance of these new or enhanced products from either the company or its competition; risks associated with rapidly changing technology and the ability of the company to introduce new products on a timely and cost-effective basis; aggressive competition may force the company to reduce prices; a failure to compensate any decrease in the sale of the company's traditional products with a corresponding increase in sales of new products; risks associated with changes in the competitive or regulatory environment in which the company operates; risks associated with prosecuting or defending allegations or claims of infringement of intellectual property rights; risks associated with significant foreign operations and international sales and

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investment activities, including fluctuations in foreign currency exchange rates, interest rates, and valuations of public and private equity; the volatility of macroeconomic and industry conditions and the international marketplace; risks associated with the company's ability to retain existing personnel and recruit and retain qualified personnel; and other risks described in filings with the Securities and Exchange Commission. These risks and uncertainties, as well as others, are discussed in greater detail in the filings of the company with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. These documents are available through the company, or its website, www.cmvt.com, or through the SEC's Electronic Data Gathering Analysis and Retrieval system (EDGAR) at www.sec.gov. The company makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances after the date any such statement is made.
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CONTACTS:
Paul D. Baker
Comverse Technology, Inc.
One Huntington Quadrangle
Melville, New York 11747
(516) 677-7226